                                                                   EXHIBIT 10.2


AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT         1. CONTRACT ID CODE                                 PAGE OF PAGES
                                                                    +                                            1      1

2. AMENDMENT, MODIFICATION NO.         3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.    5. PROJECT NO. (IF APPLICABLE)
   P00001                                  2 NOV 2001

6. ISSUED BY                        CODE  N00383        7. ADMINISTERED BY (IF OTHER THAN ITEM 6)         CODE S3605A

   U.S. NAVY
   NAVAL INVENTORY CONTROL POINT                           DCM DAYTON
   700 ROBBINS AVENUE              BUYER SYMBOL 022204
   PHILADELPHIA, PA 19111          PHONE (215) 597-1178

                                                                                     /X/
8. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE AND ZIP CODE)                 9A. AMENDMENT OF SOLICITATION NO.
   COLUMBUS JACK CORPORATION                                                                         N00383
   ATTN: MARIA CONLEY                                                                       9B. DATED (SEE ITEM 13)
   1000 SOUTH FRONT STREET                                                          /X/    10A. MODIFICATION OF CONTRACT/ORDER NO.
   COLUMBUS, OH 43206                                                                             N00383-01-C-P125
                                                                                           10B. DATED (SEE ITEM 11)
CODE        00944                  FACILITY CODE                                                15 0CT 01

                              11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

________________   The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt
*(See Block 12)     of Offers       / / is extended     / / is not extended

Offerors must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) by completing Items 8 and 15, and returning 3 copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE
RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)                                                                       **PGS1-2
AA: 97 00 XX XX 4930 NC1A 000 34003 0 000383 7R 000000 1PP1000CEPT1   $48,300

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS AND CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

/X/
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
        ORDER NO. IN ITEM 10A.

     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (SUCH AS CHANGES IN PAYING OFFICE,
        APPROPRIATION DATE, ETC.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

/X/  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO THE AUTHORITY OF:

              10 U.S.C. 2304 (   ) (   ), if applicable and by mutual agreement of the parties

     D. OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)


     E. IMPORTANT:   Contractor  /X/ is not    / / is  required to sign this document and return 5 copies to the issuing office
        Attn:

14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZE BY UCF SECTION HEADINGS, INCLUDING SOLICITATION/CONTRACT SUBJECT MATTER WHERE
    FEASIBLE.)

*The date for receipt of offers is extended to:________________________________at 2:00 P.M.

REFERENCE:  COLUMBUS JACK E-MAIL DATED 22 OCTOBER 2001

1. THE TOTAL QUANTITY OF ITEM 0001AA, NSN 1730-00-781-9711, P/N 941AS100, IS INCREASED BY 14 EA, FROM 110 EA TO 124 EA.

2. THE UNIT PRICE OF $3,450.00 AND DELIVERY REMAINS THE SAME. THE TOTAL DOLLAR VALUE OF THE CONTRACT IS INCREASED BY $48,300.00,
FROM $379,500.00 TO $427,800.00. ALL OTHER TERMS AND CONDITIONS REMAIN THE SAME.

DISTRIBUTION:  CONTRACTOR
               S3605A
               SC1018
               014
               0252.05
               03323.11

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)                           16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
                                                                              + L. A. ZIMMERMANN, CONTRACTING OFFICER

15B. CONTRACTOR/OFFEROR                  15C. DATE                      16B. UNITED STATES OF AMERICA             16C. DATE SIGNED
                                                                             /s/ L. A. ZIMMERMANN                       11/2/01



AWARD/CONTRACT  1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)          RATING                          PAGE OF PAGES
                                                                                    DO-A1                            1       10

2. CONTRACT (PROC. INST. IDENT.) NO. 3.  EFFECTIVE DATE    4.  REQUISITION/PURCHASE REQUEST/PROJECT NO.
   N00383-01-C-P125                      01 OCT 15             FOLDER NR: 01130-0012

5. ISSUED BY                    CODE N00383    6. ADMINISTERED BY (IF OTHER THAN FROM 5)   CODE 53605A
   NAVAL INVENTORY CONTROL POINT                  DCM DAYTON
   700 ROBBINS AVE                                AREA C BUILDING 30
   PHILADELPHIA, PA 19111-5098       10020        WRIGHT PATTERSON AFB, OH 45433-5302
   BUYER: H. ROGERS/Q222.09                       SCD: C
   PHONE:  (215) 697-4072                         PAS: NONE

7. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, CITY, COUNTY, STATE AND ZIP CODE)    8. DELIVERY

         COLUMBUS JACK CORP                                    J                     /X/ FOB ORIGIN   // OTHER (SEE BELOW)
         1000 SOUTH FRONT ST                                                      9. DISCOUNT FOR PROMPT PAYMENT
         COLUMBUS, OH 43206-0000                                                         NET 30 DAYS

   POC: (514) 443-7492                                                     10. SUBMIT INVOICES         )     ITEM
   REF: 062801                                                                 (* COPIES UNLESS OTHER- )
                                                                               WISE SPECIFIED) TO THE  )      12
   CODE 00994                            FACILITY CODE                         ADDRESS SHOWN IN:       )

11. SHIP TO/MARK FOR                CODE                      12. PAYMENT WILL BE MADE BY                 CODE  SC1018

    SEE SCHEDULE                                                  DFAS-COLUMBUS CENTER
                                                                  DFAS-CO/NEW DOMINION DIVISION
                                                                  P.O. BOX 182041
                                                                  COLUMBUS, OH 43218-2041
                                                                                                           EFT:T

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION: 14. ACCOUNTING AND APPROPRIATION DATA
    / / 10 U.S.C. 2304(c) (   )    / / 41 U.S.C. 253(c) (  )      SEE SECTION G
-----------------------------------------------------------------------------------------------------------------------------------
15A. ITEM NO.       15B. SUPPLIES/SERVICES       15C. QUANTITY      15D. UNIT      15E. UNIT PRICE       15F. AMOUNT

                    SEE SCHEDULE


                                                                        15G. TOTAL AMOUNT OF CONTRACT     $379,500.00
-----------------------------------------------------------------------------------------------------------------------------------
                                         16. TABLE OF CONTENTS

(X)  SEC.           DESCRIPTION                        PAGE(S)  (X)  SEC.           DESCRIPTION                        PAGE(S)
-----------------------------------------------------------------------------------------------------------------------------------
                PART I - THE SCHEDULE                                        PART II - CONTRACT CLAUSES
X    A     SOLICITATION/CONTRACT FORM                   1        X    I    CONTRACT CLAUSES                              8
X    B     SUPPLIES OR SERVICES AND PRICES/COSTS        2           PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
X    C     DESCRIPTION/SPECS./WORK STATEMENT            3        X    J    LIST OF ATTACHMENTS                           8
X    D     PACKAGING AND MARKING                        4            PART IV - REPRESENTATIONS AND INSTRUCTIONS
X    E     INSPECTION AND ACCEPTANCE                    5             K    REPRESENTATIONS, CERTIFICATIONS AND
X    F     DELIVERIES OR PERFORMANCE                    5                  OTHER STATEMENTS OF OFFERORS
X    G     CONTRACT ADMINISTRATION DATA                 6        X    L    INSTRS., CONDS., AND NOTICES TO OFFERORS      8
     H     SPECIAL CONTRACT REQUIREMENTS                              M    EVALUATION FACTORS FOR AWARD
-----------------------------------------------------------------------------------------------------------------------------------
                       CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
-----------------------------------------------------------------------------------------------------------------------------------

17. / / CONTRACTOR'S NEGOTIATED AGREEMENT (CONTRACTOR IS            18. /x/ AWARD (CONTRACTOR IS NOT REQUIRED TO SIGN THIS
REQUIRED TO SIGN THIS DOCUMENT AND RETURN ____ COPIES TO            DOCUMENT.) Your offer on Solicitation Number
ISSUING OFFICE.) Contractor agrees to furnish and deliver           N00383-01-R-P628, including the additions or changes
all items or perform all the services set forth or                  made by you which additions or changes are set forth in
otherwise identified above and on any continuation sheets           full above, is hereby accepted as to the items listed
for the consideration stated herein. The rights and                 above and on any continuation sheets. This award consummates
obligations of the parties to this contract shall be                the contract which consists of the following documents:
subject to and governed by the following documents: (a)             (a) the Government's solicitation and your offer, and (b)
this award/contract, (b) the solicitation, if any, and              this award/contract. No further contractual document is
(c) such provisions, representations, certifications, and           necessary.
specifications, as are attached or incorporated by
reference herein. (ATTACHMENTS ARE LISTED HEREIN.)
-----------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)                       20A. NAME OF CONTRACTING OFFICER

                                                                          H. ROGERS
-----------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                      19C. DATE SIGNED      20B. UNITED STATES OF AMERICA        20C. DATE SIGNED

BY                                                                 BY  /s/ HELEN M. ROGERS
   ----------------------------------------                           ---------------------------------      01 OCT 15
   (SIGNATURE OF PERSON AUTHORIZED TO SIGN)                           (SIGNATURE OF CONTRACTING OFFICER)

CONTINUATION SHEET    REFERENCE NO. OF DOCUMENT BEING CONTINUED   PAGE OF PAGES
                                 N00383-01-C-P125                  2      10

NAME OF OFFEROR OR CONTRACTOR

COLUMBUS JACK CORP



ITEM NO.  SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS                         QUANTITY    UNIT    UNIT PRICE       AMOUNT
----------------------------------------------------------------------------------------------------------------------------------

XX 0001   NSN TRW 1730-00-781-9711  AH
          JACK, HYDRAULIC, TRIP  SHELF LIFE 0-00
          SEE TECHNICAL REQUIREMENTS IN SECTIONS C, D, E, AND ATTACHMENTS

          HM QUP ICQ PMT CD PM WM CUD CT UC LP IC UCL SP MK PACK UNIT PKWT UNIT
           N 001 000  11  1 92 GB LK  X  F2  A 00  B   99   QF        604.4

          PKCU   OPI
          43.400  M


          PACKAGING IS IN ACCORDANCE WITH MIL-STD-2073

          NOTE:

          each weld one each jack will require ndi testing by either dye penetrant or magnetic particle method. a test report showing that dcmc (qar)
          inspected each weld (and witnessed each test) prior to final painting is required before final acceptance of each jack. this is mandatory and is not waiverable. the contractor must understand this prior to submitting bid proposal. failure to do ndi inspection, failure to have dcmc (qar) witness the ndi inspection, or failure to submit test report with results of ndi inspection on every weld on every jack will be cause to consider the contractor to be in non-compliance with contract.

          INSPECT AT ORIGIN
          ACCEPT AT ORIGIN

xx 001AA  DEL BY: 2002 SEP 10 ACRN: AA TP: 3    SHIP TO
          PR N00383-01-Z-0072   DO-A1           NOO189                               110         EA     $3,450.00      $379,500.00
          M/F: REC. OFF. NON-MILSTRIP

          NOTE:
          local purchase authorization due to pica award leadtime (12 months).
          request expedite award if possible.g.gies
                                               03323.11                              x5411

001AB     SEE DD FORM 1423                                                                1      LO        NSP
          EXHIBIT "A"

          AWARD NOTES:
            POC FAX: (215) 697-2606
          POC EMAIL: helen_rogers@icpphil.navy.mil

                                                                 PAGE 3 OF 10
                           N00383-01-C-P125


                               PART I - THE SCHEDULE
                                    SECTION C
                    DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

N: 0001
N: 007819711                            ACTIVITY USE ONLY: TDP VERSION NO.: 001
EM NAME: JACK, HYDRAULIC, TRIP

 SCOPE

 Articles to be furnished hereunder shall be manufactured, tested and
inspected in accordance with (Navair) wing number ( (30003) ) (941as100)    ,
Revision (latest) and all details and specifications referenced therein.

 Unless expressly provided for elsewhere in this clause, equipment such as fixtures, jigs, dies, patterns, ars, special tooling, test equipment, or any other manufacturing aid required for the manufacture and/or testing of the subject item(s) will not be provided by the Government or any other source and is the sole responsibility of the contractor. The foregoing applies notwithstanding any reference to such equipment or the furnishing thereof that may be contained in any drawing or referenced specification.

 The use of MIL-W-81381 wire in any item to be delivered under this procurement is prohibited. The foregoing prohibition applies notwithstanding any reference to MIL-W-81381 wire that may be made in any of the drawings or specifications for this procurement. MIL-W-22759 series wire shall be used in lieu of MIL-W-81381 wire, in any place where MIL-W-81381 is cited in this procurement. Any questions concerning this requirement should be directed to the Procuring Contracting Officer.

 If MIL-STD-454 is referenced in the drawings or in the specification, the contractor is expected to show compliance with MIL-STD-2000A. Personnel performing tasks in accordance with MIL-STD-2000A shall be trained and certified as required by MIL-STD-2000A paragraph 5.1.4.

APPLICABLE DOCUMENTS

ING NO.           CAGE  REV  DOC  TYPE  DISTR CO  SHEET NR    REV  TYPE  SIZE

AS100             30003                 C

MENT CHANGES

M              TO

-STD 480 /481  MIL-STD 973

REQUIREMENTS - NOT APPLICABLE
252.211.7005
SUBSTITUTIONS FOR MILITARY OR FEDERAL SPECIFICATIONS AND STANDARDS (AUG 2000)

 (a) Definition.

"SPI process," as used in this clause, means a management or manufacturing process that has been accepted previously by the Department of Defense under the Single Process Initiative (SPI) for use in lieu of a specific military or Federal specification or standard. Under SPI, these processes are reviewed and accepted by a Management Council, which includes representatives from the Defense Contract Management Command, the Defense Contract Audit Agency, and the military departments.

 (b) Offerors are encouraged to propose SPI processes in lieu of military or Federal specifications and standards cited in the solicitation. A listing of SPI processes accepted at specific facilities is available via the Internet in PDF format at http://www.dcmc.hq.dla.mil/dcmc_o/oc/spi/files/dbreport/files/modified.pdf and in Excel format at http://www.dcmc.hq.dla.mil/dcmc_o/oc/spi/files/dbreport/files/modiefied.xls.


 (c) An offeror proposing to use an SPI process shall:
    (1) Identify the specific military or Federal specification or standard for which the SPI process has been accepted;
    (2) Identify each facility at which the offeror proposes to use the specific SPI process in lieu of military or Federal specifications or standards cited in the solicitation;
    (3) Identify the contract line items, subline items, components, or elements affected by the SPI process;

                                                                 PAGE 4 OF 10
                           N00383-01-C-P125

252.211.7005 (CONT)
SUBSTITUTIONS FOR MILITARY OR FEDERAL SPECIFICATIONS AND STANDARDS (AUG 2000)

and
    (4) If the proposed SPI process has been accepted at the facility at which it is proposed for use, but is not yet listed at the Internet site specified in paragraph (b) of this clause, submit documentation of Department of Defense acceptance of the SPI process.

 (d) Absent a determination that an SPI process is not acceptable for this procurement, the Contractor shall use the following SPI processes in lieu of military or Federal specifications or standards:

(Offeror insert information for each SPI process)

SPI Process:---------------------------------------------------

Facility:------------------------------------------------------

Military or Federal Specification or Standard:
---------------------------------------------------------------

Affected Contract Line Item Number, Subline Item Number, Component, or
Element:
---------------------------------------------------------------
---------------------------------------------------------------

 (e) If a prospective offeror wishes to obtain, prior to the time specified for receipt of offers, verification that an SPI process is an acceptable replacement for military or Federal specifications or standards required by the solicitation, the prospective offeror:

    (1) May submit the information required by paragraph(s) of this clause to the Contracting Officer prior to submission of an offer; but

    (2) Must submit the information to the Contracting Officer at least 10 working days prior to the date specified for receipt of offers.

NAVICPCA03
UPDATING SPECIFICATIONS AND STANDARDS (DEC 1996)

 If the contractor has a contract, or multiple DoD contracts, that incorporate outdated or different versions of military specifications or standards, the contractor may request that all of its contracts be updated to the latest version of the applicable specifications or standards. Updating must not affect the form, fit, or function of any deliverable item, or increase the cost to the Government. The contractor may submit updating requests through the administrative contracting officer to the responsible contracting officer and shall perform the contract in accordance with the existing specifications and standards until notified by the administrative contracting officer that updating is approved.

                               PART I - THE SCHEDULE
                                    SECTION D
                               PACKAGING AND MARKING

N: 0001
N: 007819711                            ACTIVITY USE ONLY: TDP VERSION NO.: 001
M NAME: JACK, HYDRAULIC, TRIP

 PACKAGING- MIL-STD 2073 PACKAGING APPLIES AS FOUND ELSEWHERE IN THE SCHEDULE

NAVICPDA06
ITEM MARKING REQUIREMENTS (MAY 1997)

ITEM MARKING REQUIREMENTS AND METHODS FOR IDENTIFICATION OF ITEMS OF MILITARY PROPERTY PRODUCED, STOCKED, STORED, AND ISSUED BY OR FOR THE DEPARTMENT OF DEFENSE SHALL BE IN ACCORDANCE WITH MIL-STD-130 UNLESS OTHERWISE NOTED IN THE TECHNICAL DATA PACKAGE (TDP) - IF A TDP HAS BEEN PROVIDED AS PART OF THE PROCUREMENT PACKAGE.

                                    N00383-01-C-P125

                                  PART I - THE SCHEDULE
                                       SECTION E
                                INSPECTION AND ACCEPTANCE

N: 0001
N: 007818711                            ACTIVITY USE ONLY: TDP VERSION NO.: 001
M NAME: JACK, HYDRAULIC, TRIP

  QUALITY ASSURANCE

TICAL MANUFACTURING PROCESSES

) ) HEAT TREAT

applies) ) WELDING

) ) CADMIUM PLATING

) ) ENGINEERING CHROME PLATING

) ) NICKEL CHROME PLATING

) ) CASTING(S)

) ) FORGING(S)

) ) MPR (MATERIAL PROCESSING REQUIREMENTS)

    Mandatory Inspection Requirements:

100% Procurement Contracting Officer (PCO) mandatory inspection is required and shall be accomplished at source under surveillance and final approval of the cognizant DCMAO Quality Assurance Representative (QAR).

During production, mandatory inspection is required to be accomplished by the contractor as follows:

A. Level of Inspection (LOI).
   1. Critical characteristics: 100% inspection shall apply.
   2. Major and Minor characteristics: LOI shall be in accordance with a sampling plan acceptable to the QAR.
B. Critical characteristics:
   (a pco mandatory inspection of 100% is required on all items for compliance to drawings, specifications, dimensions, and general workmanship. any deviation will be cause to reject the piece. all welds must be inspected by either dye penetrant or magnetic particle method with certification of inspection signed by dcmc(qar). inspection t be made prior to painting. a test report showing results of inspection on each and every weld is required for each jack. report must be submitted prior to final acceptance of piece.)
C. Major and Minor characteristics
   1. Shall be defined by the contractor subject to QAR concurrence, unless defined on applicable drawings and associated specifications.

  SPECIAL INSPECTION REQUIREMENTS

applies) ) MAGNETIC PARTICLE INSPECTION

 ) ) SURFACE INSPECTION

applies) )PENETRANT INSPECTION

 ) ) RADIOGRAPHIC INSPECTION

 ) ) ULTRSONIC INSPECTION

 ) ) HIGH SHOCK TEST

 ) ) MECHANICAL VIBRATION TEST

52.246.2
INSPECTION OF SUPPLIES--FIXED-PRICE (AUG 1996

NAVICPEA05
INSPECTION AND ACCEPTANCE (AUG 2001)

                                   N00383-01-C-P125

INSPECTION AND ACCEPTANCE (AUG 2001)

(X) 1. Inspection of supplies and packaging shall be performed at the contractor location shown on Page One by the Contract Administration Office
(CAO) also shown on Page One unless otherwise specified below:

( ) Manufacturing Site at (  ) by the Manufacturing Site CAO (  ) .

( ) Subcontractor's Site at (  ) by the Subcontractor Site CAO (  ) .

( ) Packaging Site at (  ) by the Packaging Site CAO (  ) .

( ) 2. Final acceptance will be performed at the contractor's location on page 1 unless otherwise specified below:
( ) Manufacturing Site and CAO listed above.
( ) Subcontractor's Site and CAO listed above
( ) Packaging Site and CAO listed above
( ) Destination

( ) 3. Inspection and acceptance will be performed by the consignee at destination.

( ) 4. Transportation Assistance/ for transportation assistance for contracts issued by NAVICP Mechanicsburg, contact NAVICP-M Code 0241.17 at (717) 806-3103. For transportation assistance for contracts issued by NAVICP Philadelphia, contact NAVICP-P Code 077.B1 at (216)697-2715.

                                    PART I - THE SCHEDULE
                                         SECTION F
                                 DELIVERIES OR PERFORMANCE

52.247.28
F.O.B. ORIGIN (JUN 1988)

                                    PART I - THE SCHEDULE
                                         SECTION G
                                CONTRACT ADMINISTRATION DATA

GN/GRNT  BGN/END   SYMBL SBHD  OBJ   BCN  SA   AAA    TT  PAA     COST-CODE             AMOUNT    TAC
97  00    XX  XX   4930  NC1A  000 34003  0   000383  7R 000000  1PP1000CEPT1      $379,500.00    N909

                                  PART II - CONTRACT CLAUSES
                                          SECTION I
                                      CONTRACT CLAUSES

252.255.7010
DUTY-FREE ENTRY--ADDITIONAL PROVISIONS (AUG 2000)

39-1
ACY OR SECURITY SAFEGUARDS (AUG 1998)

NAVICPIA07
CONFIGURATION CONTROL - MIL-STD 973 (DEC 2000)

52.249.8
DEFAULT (FIXED-PRICE SUPPLY AND SERVICE) (APR 1984)

                                                                PAGE 7 OF 10
                          N00383-01-C-P125

52.203-6
RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT (JUL 1995)

    (a) Except as provided in (b) below, the Contractor shall not enter into any agreement with an actual or prospective subcontractor, nor otherwise act in any manner, which has or may have the effect of restricting sales by such subcontractors directly to the Government of any item or process (including computer software) made or furnished by the subcontractor under this contract or under any follow-on production contract.

    (b) The prohibition in (a) above does not preclude the Contractor from asserting rights that are otherwise authorized by law or regulation.

    (c) The Contractor agrees to incorporate the substance of this clause, including this paragraph (c), in all subcontracts under this contract which exceed $100,000.

    Alternate I (Oct 1995). As prescribed in 3.503-2, substitute the following paragraph in place of paragraph (b) XXX the basic clause:

    (b) The prohibition in paragraph (a) of this clause does not preclude the Contractor from asserting rights that are otherwise authorized by law or regulation. For acquisitions of commercial items, the prohibition in paragraph XXX applies only to the extent that any agreement restricting sales by subcontractors results in the Federal Government being treated differently from any other prospective purchaser for the sale of the commercial item(s).

252-225.7016
RESTRICTION ON ACQUISITION OF BALL AND ROLLER BEARINGS (DEC 2000)

    (a)  Definitions. As used in this clause-
         (1) "Bearing components" means the bearing element, retainer, inner race, or outer race.
         (2) "Miniature and instrument ball bearings" means all rolling contact ball bearings with a basic outside diameter (exclusive of flange diameters) of 30 millimeters or less, regardless of material, tolerance, performance, xxx quality characteristics.

    (b) The Contractor agrees that, except as provided in paragraph 9c) of this clause, all ball and roller bearings XXX ball and roller bearing components (including miniature and instrument ball bearings) delivered under this contract, either as end items or components of end items, shall be wholly manufactured in the United States or Canada. Unless otherwise specified, raw materials, such as performed bar, tube, or rod stock and lubricants, need to be mined or produced in the United States or Canada.

    (c)(1) The restriction in paragraph (b) of this clause does not apply to ball or roller bearings that are required a components if-
            (i) The end items or components containing ball or roller bearings are commercial items; or
            (ii) The ball or roller bearing are commercial components manufactured in the United Kingdom.

       (2) The commercial item exception in paragraph (c)(1) of this clause does not include items designed or developed under a Government contract or contracts where the end item is bearings and bearing components.

    (d) The restriction in paragraph (b) of this clause may be waived upon request from the Contractor in accordance with subsection 225.7019-3 of the Defense Federal Acquisition Regulation Supplement. If the restriction is waived XXX miniature and instrument ball bearings, the Contractor agrees to acquire a like quantity and type of domestic manufacture for nongovernmental use.

    (e) The Contractor agrees to retain records showing compliance with this restriction until 3 years after final XXXment and to make records available upon request of the Contracting Officer.

    (f) The Contractor agrees to insert this clause, including this paragraph (f), in every subcontract and purchase order issued in performance of this contract, unless items acquired are-

         (1) Commercial items other than ball or roller bearings; or
         (2) Items that do not contain ball or roller bearings.

    Alternate I (Dec 2000). As prescribed in 226.7019-4(b), substitute the following paragraph 9c)(1)(ii) for paragraph (c)(1)(ii) of the basic clause:

    (c)(1)(ii)  The ball or roller bearings are commercial components.

52.203-7
ANTI-KICKBACK PROCEDURES (JUL 1995)

                                                                PAGE 8 OF 10
                          N00383-01-C-P125


52.232-33
PAYMENT BY ELECTRONIC FUNDS TRANSFER--CENTRAL CONTRACTOR REGISTRATION (MAY 1999)

52.225-13
RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (JUL 2000)

52.249-2
TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE) (SEP 1996)

252-246.7000
MATERIAL INSPECTION AND RECEIVING REORT (DEC 1991)

252-204.7005
ORAL ATTESTATION OF SECURITY RESPONSIBILITIES (AUG 1999)

52-232.25
PROMPT PAYMENT (MAY 2001)

52.211-15
DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS (SEP 1990)

52.253-1
COMPUTER GENERATED FORMS (JAN 1991)


          PART III-LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS
                                   SECTION J
                             LIST OF ATTACHMENTS

XLIN: 0001                             ACTIVITY USE ONLY: TDP VERSION NO.: 001
XXIN: 007818711
ITEM NAME: JACK, HYDRAULIC, TRIP

           DOCUMENT NAME               EXHBT/ATTCHMNT
           NOTES                       ATTACHMENT 1
           DD1423                      EXHIBIT A


                   PART IV - REPRESENTATIONS AND INSTRUCTIONS
                                   SECTION L
          INSTRUCTIONS, CONDITIONS, AND NOTICES TO OFFERORS OR QUOTERS


NAVICPLA19
CONSIGNMENT INSTRUCTIONS (APR 2000)

Legend
CL   CARLOAD
LCL  LESS THAN CARLOAD
T    TRUCK
TL   TRUCKLOAD
LTL  LESS THAN TRUCKLOAD
E    EXPRESS
FF   FREIGHT FORWARDER
PP   PARCEL POST

Consignment Addresses are readily available electronically at:
http://daynt6.daas.dla.mil/dodaac/dodaac.htm
Enter your specific DoDAAC Code i.e. N63126, then select "Scan Query." Three addresses will appear:
TAC1=Mailing Address
TAC2=Shipping Address



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                                                                   PAGE 9 OF 10

                               NOO383-01-C-P125

NAVICPLA19 (CONT)
CONSIGNMENT INSTRUCTIONS (APR 2000)

TAC3=Billing Address
TAC2=Shipping Address should always be used.
If it is missing for whatever reason, use TAC1=Mailing Address.

For Mobile Units and SHips, call the Naval Transportation Support Center (NAVTRANS) Fleet Locator at:
Commercial: 757-443-5434     DSN: 646-5434

For NAVICP buys only, consignment instructions for stations not listed herein may be obtained from the cognizant XXXXXX.
For NAVICP-Philadelphia 215-697- (4072)
For NAVICP-Mechanicsburg 717-605- (  )


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                                                                  PAGE 10 OF 10

                               NOO383-01-C-P125

                            CONSIGNMENT INSTRUCTIONS

NOTE: THE ACTIVITY CODES LISTED BELOW ARE USED TO IDENTIFY THE ACTIVITIES WHICH ARE TO RECEIVE MATERIAL. THE ACTIVITY CODE AND THE QUANTITIES TO BE SHIPPED TO EACH ACTIVITY UNDER THIS CONTRACT APPEAR IN THE SCHEDULE. DO NOT SHIP TO A WATER PORT OR AIR TERMINAL WITHOUT COMPLYING WITH THE
CLEARANCE/MILSTAMP REQUIREMENTS OF CLAUSE FAR 52.247-52.

NOO189 Receiving Officer,
       DEFENSE DISTRIBUTION DEPOT (SB3106), FLEET & INDUSTRIAL SUPPLY
       CENTER, RECEIVING DIVISION BLDG W-135 1968 GILBERT STREET, NORFOLK, VA 23512-0001